UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2011

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA		15701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2011, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of First Commonwealth Financial Corporation (“First Commonwealth”) approved the 2011 Annual Incentive Plan (“AIP”), the 2011-2013 Long-Term Incentive Plan (“LTIP”) and awards under the AIP and LTIP to certain executive officers. A summary of the material terms of the AIP and LTIP follows.

Annual Incentive Plan

Under the AIP, each participating executive has the opportunity to receive cash and restricted shares of common stock having a value equal to a percentage of his or her base salary subject to the attainment of corporate performance goals during the 2011 fiscal year.

The corporate performance goals under the AIP and their weightings are as follows:

Goal	Weighting
Earnings Per Share	35%
Return on Average Equity (“ROE”)	35%
Efficiency Ratio	30%
Total:	100%

The AIP establishes “threshold,” “target” and “superior” levels of performance for each goal and a target award opportunity that is expressed as a percentage of the participant’s base salary. Performance at the threshold level results in a payout equal to 25% of the target award; performance at the target level results in a payout equal to 100% of the target award; and performance at the superior level results in a payout equal to 150% of the target award. Payout percentages are interpolated if actual corporate performance for a goal falls between threshold and target or between target and superior levels. In addition, the Committee has the discretion to increase or decrease an executive’s incentive payment by up to 25 percentage points, not to exceed the maximum payout of 150% of target.

The target awards for named executive officers under the AIP are as follows:

Executive	Target Award Base Salary Percentage	Target Award Amount
John J. Dolan, President and CEO	60%	$276,000

T. Michael Price, President of First Commonwealth Bank	50%	$181,000

Robert E. Rout, EVP and CFO	35%	$126,000

Sue A. McMurdy, EVP and Chief Information Officer	25%	$73,000

Awards under the AIP will be paid in the form of cash up to the target award amount and shares of restricted stock for any award in excess of the target award amount. The restricted stock will vest on the second anniversary of the date of issuance, subject to accelerated vesting under certain circumstances.

Long-Term Incentive Plan

Under the LTIP, each participating executive has the opportunity to earn a stock award based on the attainment of corporate performance goals during a three-year performance period beginning January 1, 2011 and ending December 31, 2013.

The performance goals under the LTIP are based on First Commonwealth’s performance in relation to that of a group of eleven banks with operations in or near First Commonwealth’s Pennsylvania market area. The performance goals under the LTIP and their weightings are as follows:

Goal	Weighting
ROE relative to peers[1]	70%
Total Return to Shareholders relative to peers	30%
Total:	100%

[1]	This performance goal is based 50% on 2012 ROE relative to peers and 50% on 2013 ROE relative to peers.

The LTIP establishes “threshold,” “target” and “superior” levels of performance for each goal and a target award opportunity that is expressed as a number of shares. Performance at the threshold level results in a payout equal to 40% of the target award; performance at the target level results in a payout equal to 100% of the target award; and performance at the superior level results in a payout equal to 200% of the target award. Payout percentages are interpolated if actual corporate performance for a goal falls between threshold and target or between target and superior levels.

Awards under the LTIP will be paid in the form of shares of restricted stock. The restricted stock will vest on the first anniversary of the date of issuance, subject to accelerated vesting under certain circumstances. The target awards for the named executive officers under the LTIP are as follows:

Executive	Target Share Award
John J. Dolan, President and CEO	34,000

T. Michael Price, President of First Commonwealth Bank	27,000

Robert E. Rout, EVP and CFO	19,000

Sue A. McMurdy, EVP and Chief Information Officer	10,000

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on January 18, 2011, our Board of Directors approved various amendments to our By-Laws, as described below. These amended and restated By-Laws will take effect immediately following the 2011 Annual Meeting of shareholders. The text of the Amended and Restated By-Laws is filed with this Report as Exhibit 3.1, and the descriptions in this Report are qualified in their entirety by reference to that exhibit.

Throughout this report, the Amended and Restated By-Laws are sometimes referred to as the “New By-Laws” and the By-Laws currently in effect are sometimes referred to as the “Old By-Laws.”

Advance Notice Requirements at Annual Meetings. The New By-Laws revise the notice requirements for shareholders seeking to nominate directors or bring other business before an annual meeting. The principal differences between the Old By-Laws and New By-Laws are summarized below:

Old By-Laws

The Secretary must receive written notice of the nomination or proposal at our principal offices:

(1) Not later than 120 days prior to the first anniversary of the date of the preceding year’s proxy statement; or

(2) If the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, not later than the later of the 75th day prior to such annual meeting or the day following the day on which public announcement of the date of such meeting is first made.

New By-Laws

The Secretary must receive written notice of the nomination or proposal at our principal executive offices:

(1) Not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting, or;

(2) If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the later of the 90th day prior to such annual meeting or, if the public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which such public announcement is made.

The New By-Laws also require a shareholder to update and supplement the notice, if necessary, so that the information provided or required to be provided shall be true and correct, and the New By-Laws set forth the procedures for providing such updates and supplements.

The New By-Laws update and revise the disclosures that shareholders must include in the notice, as follows:

Old By-Laws

For all notices:

(1) The name and address of the shareholder or beneficial owner;

(2) The class and number of First Commonwealth shares which are owned of record and beneficially by such shareholder and such beneficial owner; and

(3) A representation that the shareholder is a beneficial owner of shares entitled to vote at the meeting and intends to be present at the meeting in person or by proxy to make such nomination or proposal.

(4) Disclosure of any information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

For each nomination for election of a director:

(1) The name and address of the person to be nominated;

(2) A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

(3) Such other information regarding the nominee as would be required to be included in proxy materials filed under applicable rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and

New By-Laws

For all notices:

(1) The name and address of the shareholder, any beneficial owner, and any affiliates or associates;

(2) The class or series and number of First Commonwealth shares which are, directly or indirectly, owned beneficially and of record by the shareholder, beneficial owner, affiliates or associates;

(3) Disclosure of any indirect, derivative, convertible or other right related to any class or series of shares of First Commonwealth or other direct or indirect interests as specified in the New By-Laws;

(4) Disclosure of any information relating to the shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

For each nomination for election of a director:

(1) The information set forth above with respect to all notices;

(2) All information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(4) The written consent of the nominee to serve as a director of First Commonwealth, if so elected.

(3) A description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships as specified in the New By-Laws;

(4) A completed and signed questionnaire, representation and agreement as required by the New By-Laws and described below; and

(5) Such other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director of First Commonwealth or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

For each proposal for action, other than a nomination:	For each proposal for action, other than a nomination:

A brief description of the proposal, the reasons for making such proposal, and any direct or indirect interest of the shareholder, or any person on whose behalf the shareholder is acting, in making such proposal.

(1) The information set forth above with respect to all notices;

(2) A brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business;

(3) The text of the proposal or business (including the text of any resolutions proposed for consideration); and

(4) A description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

Nominations at Special Meetings. The New By-Laws include new provisions regarding nominations of persons for election to the Board of Directors at special meetings of shareholders. Under these new provisions, nominations may be made at special meetings pursuant to First Commonwealth’s notice of meeting:

(a) By or at the direction of the Board of Directors; or

(b) Provided that the Board has determined that directors shall be elected at such meeting, by any First Commonwealth shareholder who:

(1) is a shareholder of record at the time of giving of notice provided for in the New By-Laws and will be such at the time of the special meeting;

(2) is entitled to vote at the meeting; and

(3) complies with the notice and other procedures set forth in the New By-Laws as to such nomination.

The New By-Laws also clarify that clause (b) above shall be the exclusive means for a shareholder to make nominations before a special meeting of shareholders, and set forth additional requirements for providing notice to First Commonwealth, including a description of the content of such notice and the timeframe for submitting such notice.

General Provisions Regarding Shareholder Meetings. The New By-Laws also include additional provisions on the business to be properly brought before any meeting of shareholders. The revised provisions state, among other things, that:

•

Business brought before a meeting must be of a proper subject for actions by shareholders under applicable law and must not, if implemented, cause First Commonwealth to violate any state, federal or foreign law or regulation;

•

No person may be appointed, nominated or elected as a First Commonwealth director unless such person would be able to serve as a director without conflicting with any state, federal or foreign law or regulation applicable to First Commonwealth;

•	Only persons nominated in accordance with the procedures set forth in the New By-Laws shall be eligible to serve as directors; and

•	Only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the New By-Laws.

Board of Directors – Qualifications. The New By-Laws contain the following new provisions describing the eligibility requirements for a nominee for election or re-election as a director of First Commonwealth:

•

A person must deliver (in accordance with the applicable time periods prescribed for delivery of notice) to First Commonwealth a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made; and

•	A person must deliver a written representation and agreement that such person:

•

is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a First Commonwealth director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to First Commonwealth or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a First Commonwealth director, with such person’s fiduciary duties under applicable law;

•

is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than First Commonwealth with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to First Commonwealth; and

•

in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a First Commonwealth director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of First Commonwealth.

The New Bylaws also rearrange certain provisions into a more logical order and eliminate provisions that were deemed outdated or otherwise inapplicable, including:

•	References to the classification of the Board of Directors;

•	Provisions addressing the manner of voting at meetings of shareholders;

•	References to an executive committee of the Board of Directors; and

•	A provision requiring a financial report to shareholders at the annual meeting.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated By-Laws of First Commonwealth Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2011

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ Robert E. Rout
Name:	Robert E. Rout
Title:	Executive Vice President and Chief Financial Officer